                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 21, 2003 (January 16,
2003)



                             RURBAN FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



               OHIO                  0-13507            34-1395608
          (State or other          (Commission        (IRS Employer
          jurisdiction of         File Number)        Identification
          incorporation)                                   No.)



                    401 Clinton Street, Defiance, Ohio 43512
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


                         Index to Exhibits is on Page 4.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         See the Press Release issued by the Registrant on January 16, 2003, included with this filing as Exhibit 99.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  None required.

         (b)  None required.

         (c)  Exhibits.

              EXHIBIT NUMBER                DESCRIPTION
              --------------                -----------

                    99              Press Release of the Registrant
                                    dated January 16, 2003

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not Applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RURBAN FINANCIAL CORP.



Date:  January 21, 2003             By:  /s/  Keeta J. Diller
                                       ---------------------------------------
                                       Keeta J. Diller, Vice
                                       President, Corporate Secretary

                                INDEX TO EXHIBITS


   EXHIBIT NUMBER                  DESCRIPTION                    PAGE NO.
   --------------                  -----------                    --------
         99               Press Release of the Registrant            *
                             dated January 16, 2003

 ------------

 *Filed herewith


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